                      LETTER TO SHAREHOLDERS


Dear Shareholder,

  This Semi-Annual Report covers the six months ended March 31, 1997. We are pleased to report that, during this period, the total return of the Fund was 8.35%* compared to a decrease of 0.24% for the Russell 2000 Index and an increase of 11.24% for the broader-based, larger capitalized S&P 500 Index. These returns reflect reinvestment of all dividends and distributions for the period.

  During this period, 56c per share in long-term capital gains were distributed on December 13, 1996 to shareholders of record, December 12, 1996. The net assets of the Fund grew 23% to $13,303,848 and the number of shareholders increased 8% to 1,135. Our state registration efforts were completed during this period as the Fund is now registered in all 50 states as well as the District of Columbia. Four additional brokerage firms signed dealer agreements during this term bringing our dealer network to 62.

  For the three months ended March 31, 1997, the Fund continued to exhibit its defensive posture as its net asset value decreased 0.98%*, outperforming the Russell 2000 Index which decreased 5.17%. The S&P 500 Index increased 2.68% for this three month period, demonstrating continued strength in large-cap stocks.

  During the majority of the past six months, the stock market was fueled by moderate economic growth, low inflation and good corporate earnings reports. However, by February, investors began to focus on a quarter point preemptive rate increase by the Federal Reserve System which was effected in late March. What investors did not expect was the release of continuing strong governmental economic statistics, suggesting additional increases in interest rates. This stream of strong economic data has continued into the start of the second calendar quarter. We expect these rate increases to create an environment of controlled growth with low inflation which should result in a market correction, not recession, as investor expectations are lowered.

  This scenario, however, should not be adversarial to our value driven investment strategy which buys stocks of unknown (spin-offs) and out of favor (below book-value, out of bankruptcy) companies, with sound fundamentals and motivated managements. In times of extreme market volatility, uncertainty, and downward bias, the stocks fitting our investment approach should not be as vulnerable to the selling pressure directed toward the momentum stocks which have led the market to its recent levels.

  An example of continuing opportunities within our strategy is exhibited by our second largest equity holding, MotivePower Industries. We entered our third fiscal year, October, 1996, by purchasing shares of this leader in the engineering, remanufacturing and fleet maintenance segments of the locomotive industry. Formerly MK Rail and a wholly owned subsidiary of Morrison Knudsen Corp., MotivePower emerged from the bankruptcy settlement provisions for Morrison Knudsen. Since then the company has been in turnaround and is positioned to expand on its new efficiency, motivated management, and opportunities within the rail industry. The shares we started buying last October have increased approximately 48%.

  Although expecting continued market volatility causing investor uneasiness, we remain securely positioned and committed to our value driven, low expectation, investment discipline, which buys stocks either discarded or ignored by the general investing public.

Sincerely yours,

LOGO
John L. Keeley, Jr.
President

*Performance return does not reflect deduction of 4.5% maximum up-front sales charge.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**


                                                         RUSSELL
Measurement Period             KSCVF*       S&P 500**    2000**
------------------           ----------     ---------    ----------
10/1/93                      $10,000        $10,000      $10,000
DEC 1993                     $ 9,980.9      $10,231.85   $10,262.39
MAR 1994                     $ 9,617.96     $ 9,843.85   $ 9,990.06
JUN 1994                     $ 9,235.91     $ 9,885.28   $ 9,601
SEP 1994                     $ 9,799.43     $10,368.6    $10,267.48
DEC 1994                     $ 9,111.75     $10,366.89   $10,075.45
MAR 1995                     $10,066.86     $11,376.27   $10,539.96
JUN 1995                     $10,850.05     $12,462.28   $11,527.93
SEP 1995                     $11,957.98     $13,452.66   $12,666.45
DEC 1995                     $12,070.25     $14,262.56   $12,940.93
MAR 1996                     $13,180.6      $15,028.09   $13,601.15
JUN 1996                     $13,592.2      $15,702.49   $14,281.58
SEP 1996                     $13,898.5      $16,187.93   $14,329.94
DEC 1996                     $15,207.35     $17,537.35   $15,075.45
MAR 1997                     $15,058.35     $18,007.44   $14,295.78

                            Average total returns***
                        for periods ended March 31, 1997

                         12 MOS ENDED  SINCE INCEPTION
                           3/31/97    10/1/93 TO 3/31/97
                         ------------ ------------------
        KSCVF               +14.25%         +13.90%
        KSCVF (includes
         max 4 1/2%
         front-end load)     +9.10%         +12.41%
        S&P 500             +19.83%         +18.30%
        Russell 2000         +5.10%         +10.75%

*  Performance graph includes deduction of the 4 1/2% front end load.
** S&P 500 and Russell 2000 returns are calculated with reinvested dividends and assumes no transaction costs.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                  (UNAUDITED)

ASSETS:
Investments at value (cost $10,241,931)              $13,333,234
Cash                                                       1,759
Receivables for shares issued                              2,189
Dividends and interest receivable                          4,484
Prepaid expenses                                          10,895
Organization costs, net of accumulated amortization        6,729
                                                     -----------
Total Assets                                          13,359,290
                                                     -----------
LIABILITIES:
Payable to Adviser                                        10,470
Payable for securities purchased                          16,675
Payables for shares redeemed                               3,477
Other accrued expenses                                    24,820
                                                     -----------
Total Liabilities                                         55,442
                                                     -----------
NET ASSETS                                           $13,303,848
                                                     ===========
NET ASSETS CONSIST OF:
Capital stock                                         $9,874,479
Accumulated net realized gain on investments             338,066
Unrealized net appreciation on investments             3,091,303
                                                     -----------
TOTAL NET ASSETS                                     $13,303,848
                                                     ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                            10,000,000
Issued and outstanding                                   877,277
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE            $15.16
                                                     ===========
OFFERING PRICE PER SHARE                                  $15.87
                                                     ===========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                     $ 54,012
Interest income                                        2,584
                                                    --------
                                                      56,596
                                                    --------
EXPENSES:
Investment advisory fees                              62,132
Administration fees                                   19,197
12b-1 fees                                            15,533
Transfer agent fees and expenses                      15,388
Professional fees                                     13,080
Fund accounting fees                                  11,653
Federal and state registration fees                    8,657
Reports to shareholders                                5,785
Directors' fees                                        3,463
Custody fees                                           3,148
Amortization of organization costs                     2,232
Other                                                  1,262
                                                    --------
Total expenses before waiver                         161,530
Waiver of fees                                        (6,243)
                                                    --------
Net expenses                                         155,287
                                                    --------
Net investment loss                                  (98,691)
                                                    --------
REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                     374,349
Increase in unrealized appreciation on investments   616,236
                                                    --------
Net gain on investments                              990,585
                                                    --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                          $891,894
                                                    ========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                            SIX MONTHS ENDED     YEAR ENDED
                                             MARCH 31, 1997  SEPTEMBER 30, 1996
                                            ---------------- ------------------
OPERATIONS:
Net investment loss                           $   (98,691)      $  (147,085)
Net realized gain on investments                  374,349           451,325
Increase in unrealized appreciation on
 investments                                      616,236         1,090,906
                                              -----------       -----------
Net increase in net assets resulting from
 operations                                       891,894         1,395,146
                                              -----------       -----------
DISTRIBUTIONS:
Net realized gains                               (427,349)          (17,153)
                                              -----------       -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 128,762 and 194,103 shares
 issued, respectively                           1,988,868         2,587,358
Proceeds from 28,064 and 1,327 shares of
 distributions reinvested, respectively           413,943            16,410
Cost of 24,508 and 58,634 shares redeemed,
 respectively                                    (378,812)         (782,791)
                                              -----------       -----------
Net increase from capital stock
 transactions                                   2,023,999         1,820,977
                                              -----------       -----------
TOTAL INCREASE IN NET ASSETS                    2,488,544         3,198,970
NET ASSETS:
Beginning of period                            10,815,304         7,616,334
                                              -----------       -----------
End of period                                 $13,303,848       $10,815,304
                                              ===========       ===========


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                          SIX MONTHS ENDED     YEAR ENDED         YEAR ENDED           YEAR ENDED
                           MARCH 31, 1997  SEPTEMBER 30, 1996 SEPTEMBER 30, 1995 SEPTEMBER 30, 1994 (1)
                          ---------------- ------------------ ------------------ ----------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $     14.52       $     12.52         $    10.26           $    10.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss               (0.11)            (0.19)             (0.13)               (0.06)
Net realized and
 unrealized gains on
 investments                       1.31              2.22               2.39                 0.32
                            -----------       -----------         ----------           ----------
TOTAL FROM INVESTMENT
 OPERATIONS                        1.20              2.03               2.26                 0.26
                            -----------       -----------         ----------           ----------
LESS DISTRIBUTIONS:
Net realized gains                (0.56)            (0.03)               --                   --
                            -----------       -----------         ----------           ----------
NET ASSET VALUE, END OF
 PERIOD                     $     15.16       $     14.52         $    12.52           $    10.26
                            ===========       ===========         ==========           ==========
TOTAL RETURN (2) (3)               8.35%            16.23%             22.03%                2.60%
SUPPLEMENTAL DATA AND
 RATIOS:
Net assets, end of
 period                     $13,303,848       $10,815,304         $7,616,334           $4,502,664
Ratio of net expenses to
 average net
 assets (4) (5)                    2.50%             2.50%              2.50%                2.49%
Ratio of net investment
 loss to average net
 assets (4) (5)                   (1.59)%           (1.61)%            (1.46)%              (0.96)%
Portfolio turnover rate
 (3)                              20.30%            52.43%             70.59%               63.20%
Average commission rate
 paid on portfolio
 investment transactions    $    0.0500       $    0.0501                N/A                  N/A

(1) The Fund commenced operations on October 1, 1993.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) Not annualized for the six months ended March 31, 1997.
(4) Annualized for the six months ended March 31, 1997.
(5) Without fees waived, the ratio of net expenses to average net assets would be 2.60%, 2.94%, 3.94%, and 5.98%, respectively, and the ratio of net investment loss to average net assets would be (1.69)%, (2.05)%, (2.90)%, and (4.45)%, respectively.

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

  NUMBER
 OF SHARES                                               VALUE
 ---------                                            -----------
           COMMON STOCK                        96.04%
           BUILDING MATERIALS                   1.11%
   7,500   Nortek, Inc.*                              $   147,188
                                                      -----------
           BUSINESS SERVICE                     0.90%
   7,500   Viad Corp.                                     120,000
                                                      -----------
           CHEMICALS                            1.22%
  10,000   AG Services of America, Inc.*                  162,500
                                                      -----------
           COMMUNICATIONS AND MEDIA             9.58%
   6,500   360 Communications Co.*                        112,125
   9,000   Ackerley Group, Inc.                           118,125
  17,000   Anacomp, Inc.*                                 187,000
   4,500   Associated Group, Inc. Class A*                169,875
   7,000   Cox Communications, Inc. Class A*              144,375
   4,500   GC Companies, Inc.*                            176,625
  11,500   Granite Broadcasting Corp.*                    110,687
   3,500   Lin Television Corp.*                          126,875
   4,500   Telemundo Group, Inc. Class A*                 128,813
                                                      -----------
                                                        1,274,500
                                                      -----------
           CONSUMER SERVICE                     2.18%
   9,000   Coinmach Laundry Corp.*                        144,000
   3,000   Pittway Corp. Class A                          145,500
                                                      -----------
                                                          289,500
                                                      -----------
           CONTAINERS                           2.23%
   6,000   Alltrista Corp.*                               138,000
   8,000   Premark International, Inc.                    159,000
                                                      -----------
                                                          297,000
                                                      -----------
           DISTRIBUTORS--CONSUMER PRODUCTS      1.80%
  16,100   Primesource Corp.                              124,775
   7,500   Unisource Worldwide, Inc.                      115,312
                                                      -----------
                                                          240,087
                                                      -----------
           ELECTRICAL EQUIPMENT                 2.18%
   7,000   AMETEK, Inc.                                   147,875
   8,000   Westinghouse Electric Corp.                    142,000
                                                      -----------
                                                          289,875
                                                      -----------

  NUMBER
 OF SHARES                                                         VALUE
 ---------                                                      -----------
           ELECTRONICS                                    3.46%
  6,000    Imation Corp.*                                       $   150,000
  6,500    Moog, Inc. Class B*                                      164,125
  2,400    Western Atlas, Inc.*                                     145,500
                                                                -----------
                                                                    459,625
                                                                -----------
           ENGINEERING AND CONSTRUCTION                   3.33%
 13,000    Commercial Intertech Corp.                               146,250
  8,000    Emcor Group, Inc.*                                       118,000
 17,000    Morrison Knudsen Corp.*                                  178,500
                                                                -----------
                                                                    442,750
                                                                -----------
           ENTERTAINMENT AND LEISURE                      0.99%
 18,500    Aztar Corp.*                                             131,813
                                                                -----------
           ENVIRONMENTAL CONTROL                          2.10%
  3,000    Culligan Water Technologies, Inc.*                       117,375
 10,500    Cuno, Inc.*                                              161,438
                                                                -----------
                                                                    278,813
                                                                -----------
           FINANCE COMPANY                                1.21%
  5,500    Lehman Brothers Holdings, Inc.                           160,187
                                                                -----------
           FINANCIAL SERVICES                             4.79%
  5,500    Duff & Phelps Credit Rating Corp.                        143,688
  6,000    Federal Agricultural Mortgage Corp. Class C*             151,500
 20,000    Phoenix Duff & Phelps Corp.                              152,500
  2,800    White River Corp.*                                       189,000
                                                                -----------
                                                                    636,688
                                                                -----------
           FOOD, BEVERAGE AND TOBACCO                     5.38%
  6,655    Consolidated Products, Inc.*                             103,984
  3,000    Earthgrains Co.                                          150,000
  3,000    Interstate Bakeries Corp.                                141,750
 13,000    Ralcorp Holdings, Inc.                                   133,250
 11,000    Tasty Baking Co.                                         187,000
                                                                -----------
                                                                    715,984
                                                                -----------
           FORESTRY                                       1.39%
  6,500    Deltic Timber Corp.                                      184,437
                                                                -----------
           FURNITURE/HOME APPLIANCES                      1.24%
 11,000    Furniture Brands International, Inc.*                    165,000
                                                                -----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

  NUMBER
 OF SHARES                                                  VALUE
 ---------                                               ------------
           HOUSEHOLD PRODUCTS                      2.67%
   5,000   Masco Corp.                                   $    178,750
   5,000   U.S. Industries, Inc.*                             176,250
                                                         ------------
                                                              355,000
                                                         ------------
           HOUSING                                 3.37%
  11,000   Kaufman & Broad Home Corp.                         145,750
  16,500   MDC Holdings, Inc.                                 152,625
  11,000   Walter Industries, Inc.*                           149,875
                                                         ------------
                                                              448,250
                                                         ------------
           INSURANCE                               7.71%
   4,500   American Financial Group, Inc.                     164,250
   6,000   Equitable Companies, Inc.                          163,500
   2,000   Finova Group, Inc.                                 135,250
   9,000   Guaranty National Corp.                            158,625
   7,500   Highlands Insurance Group, Inc.*                   152,813
   6,500   Lawyers Title Corp.                                126,750
   2,500   Unitrin, Inc.                                      124,375
                                                         ------------
                                                            1,025,563
                                                         ------------
           LODGING                                 5.56%
  10,000   Choice Hotels International, Inc.*                 135,000
   9,500   Host Marriott Corp.*                               161,500
  19,000   Host Marriott Services Corp.*                      168,625
   3,000   Marriott International, Inc.                       149,250
   8,000   Prime Hospitality Corp.*                           125,000
                                                         ------------
                                                              739,375
                                                         ------------
           MACHINERY                               3.48%
   7,000   Gardner Denver Machinery, Inc.*                    166,250
   9,000   Global Industrial Technologies, Inc.*              155,250
  16,000   TransPro, Inc.                                     142,000
                                                         ------------
                                                              463,500
                                                         ------------
           MANUFACTURING                           2.48%
   9,000   ACX Technologies, Inc.*                            173,250
  21,000   UNR Industries, Inc.                               157,500
                                                         ------------
                                                              330,750
                                                         ------------
           OIL AND GAS--EQUIPMENT & SERVICES       4.18%
   2,000   Cooper Cameron Corp.*                              137,000
   3,000   Getty Realty Corp.                                  61,500
  10,500   Lone Star Technologies, Inc.*                      199,500
  11,000   RPC, Inc.*                                         158,125
                                                         ------------
                                                              556,125
                                                         ------------

  NUMBER
 OF SHARES                                                    VALUE
 ---------                                                 -----------
           PHARMACEUTICALS AND HEALTHCARE PRODUCTS   2.94%
   7,000   Covance, Inc.*                                  $   112,875
  10,000   Morrison Health Care, Inc.                          140,000
  16,000   Transitional Hospitals Corp.*                       138,000
                                                           -----------
                                                               390,875
                                                           -----------
           PRINTING AND PUBLISHING                   2.20%
   6,000   Bowne & Co., Inc.                                   162,750
   5,600   Meredith Corp.                                      129,500
                                                           -----------
                                                               292,250
                                                           -----------
           RAILROAD                                  3.53%
   3,500   Kansas City Southern Industries, Inc.               175,000
  10,000   Katy Industries, Inc.                               156,250
  14,000   Providence and Worcester Railroad Co.               138,250
                                                           -----------
                                                               469,500
                                                           -----------
           REAL ESTATE                               0.89%
   8,000   Castle & Cooke, Inc.*                               119,000
                                                           -----------
           RETAIL                                    3.64%
  16,000   Genesco, Inc.*                                      180,000
   3,000   Harcourt General, Inc.                              139,500
   9,000   Zale Corp.*                                         165,375
                                                           -----------
                                                               484,875
                                                           -----------
           SOFTWARE                                  1.99%
   4,000   NCR Corp.*                                          141,000
   7,000   Wang Laboratories, Inc.*                            124,250
                                                           -----------
                                                               265,250
                                                           -----------
           TEXTILE AND APPAREL                       3.80%
  11,500   Fieldcrest Cannon, Inc.*                            182,562
  13,000   Griffon Corp.*                                      156,000
   4,000   Payless ShoeSource, Inc.*                           167,500
                                                           -----------
                                                               506,062
                                                           -----------
           TRANSPORTATION                            2.51%
  18,000   MotivePower Industries, Inc.*                       195,750
   5,500   Pittston Brink's Group                              138,875
                                                           -----------
                                                               334,625
                                                           -----------
           TOTAL COMMON STOCKS                              12,776,947
           (cost $9,900,006)
                                                           -----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

  NUMBER
 OF SHARES                                                    VALUE
 ---------                                                 -----------
           WARRANTS                                  3.78%
   6,000   Federated Department Stores Series C*           $    72,750
   4,000   Fleet Financial Group, Inc.*                         86,000
   7,000   Glendale Federal Savings Bank*                       91,875
   5,500   Lone Star Industries, Inc.*                         129,250
   7,500   U.S. Home Corp. Class B*                             55,312
   4,000   USG Corp.*                                           67,500
                                                           -----------
           TOTAL WARRANTS                                      502,687
                                                           -----------
           (cost $288,325)
 PAR VALUE
 ---------
           DEMAND NOTES                              0.40%
 $36,200   General Mills                                        36,200
  17,400   Sara Lee                                             17,400
                                                           -----------
           TOTAL DEMAND NOTES                                   53,600
                                                           -----------
           (cost $53,600)
           TOTAL INVESTMENTS                       100.22%
           (cost $10,241,931)                               13,333,234
           Liabilities less
            cash and other assets                  (0.22)%     (29,386)
                                                           -----------
           NET ASSETS                              100.00% $13,303,848
                                                           ===========
           *Non-income producing

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates current value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

  c) Distributions to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at March 31, 1997, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $98,691.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

  (d) Other - Investment transactions are recorded on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the lowest limitations imposed by state securities administrators, the Adviser will reimburse the Fund for the amount of such excess. Accordingly, for the six months ended March 31, 1997, the Adviser reimbursed the Fund $6,243. As of March 31, 1997, John Keeley, Jr., President of the Adviser, controlled either directly or indirectly 30.21% of the Fund's outstanding shares.

4. DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1996 to March 31, 1997, the Fund paid $12,463 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1996 to March 31, 1997, were $3,972,004 and $2,508,860, respectively. For the period from October 1, 1996 to March 31, 1997, the Fund paid $14,087 of brokerage commissions on trades of securities to the Distributor.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

5.  INVESTMENT TRANSACTIONS (continued)

    At March 31, 1997, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $10,260,887, were as follows:

           Appreciation               $3,468,682
           Depreciation                 (396,335)
                                      ----------
           Net appreciation on
            investments               $3,072,347
                                      ==========

6. OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                                 SALES CHARGE
                              AS A PERCENTAGE OF
                 AMOUNT         OFFERING PRICE
                 ------       ------------------
           Less than $50,000        4.50%
           $50,000 but less
            than $100,000           4.00%
           $100,000 but less
            than $250,000           3.00%
           $250,000 but less
            than $500,000           2.50%
           $500,000 and over        2.00%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1996 to March 31, 1997, the Fund was advised that the Distributor received $27,170 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                     Custodian, Transfer Agent and Dividend
                                Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                            COOPERS & LYBRAND L.L.P.
                              Milwaukee, Wisconsin

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.




       SEMI-ANNUAL REPORT

         MARCH 31, 1997